Exhibit 10.35

AMENDMENT

This AMENDMENT (the “Amendment”), dated as of August 15, 2007, is entered into by and among Zhongpin Inc. (formerly known as Strong Technical Inc.), a Delaware corporation (the “Company”), each of the parties listed below that is an original stockholder of the Company (collectively, the “Stockholders”), each of the parties listed below that is an original purchaser of the Company’s Series A Convertible Preferred Stock (collectively, the “Purchasers”) and Law Debenture Trust Company of New York, a New York banking corporation, as escrow agent (hereinafter referred to as the “Escrow Agent”), for the purpose of amending the terms of the Escrow Agreement dated as of January 30, 2006 and amended as of December 21, 2006 (the “Escrow Agreement”) among the Company, the Stockholders, the Purchasers and the Escrow Agent. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Escrow Agreement.

WHEREAS, the Company, the Stockholders, the Purchasers and the Escrow Agent have agreed to make certain amendments to the Escrow Agreement as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 4(a) to the Escrow Agreement shall be amended by to read as follows:

“4. Disbursement of Escrow Deposit.

(a) In the event the audited consolidated financial statements of the Company for the fiscal year ending December 31, 2006 ( “Fiscal 2006”), as filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) in the Company’s Annual Report on Form 10-K for Fiscal 2006, reflect a consolidated net loss for the Company for Fiscal 2006 or consolidated net income of the Company for Fiscal 2006 of less than $7,927,000 (the “2006 Guaranteed CNI”), the Escrow Agent shall, upon receipt of the related Accountant’s Certification (as defined below) for Fiscal 2006, deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading “Number of Escrow Shares Fiscal 2006” on Schedule B hereto, (ii) the related Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion. In the event the audited consolidated financial statements of the Company for the fiscal year ending December 31, 2007 (“Fiscal 2007”), as filed by the Company with the Commission in the Company’s Annual Report on Form 10-K for Fiscal 2007, reflect a consolidated net loss of the Company for Fiscal 2007 or consolidated net income of the Company for Fiscal 2007 of less than $15,000,000 (the “2007 Guaranteed CNI”), the Escrow Agent shall, upon receipt of the related Accountant’s Certification for Fiscal 2007, deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading “Number of Escrow Shares Fiscal 2007” on Schedule B hereto, (ii) the related Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion. The Company shall deliver to the Escrow Agent a copy of its Annual Report on Form 10-K for each of Fiscal 2006 and Fiscal 2007 within two business days of the date such Annual Report is filed with the Commission, together with a certification (an “Accountant’s Certification”) from the Company’s independent auditor for such fiscal year certifying the amount of the Company’s consolidated net income or consolidated net loss, as the case may be, for such fiscal year. The Escrow Agent need only rely on the Accountant’s Certification of the Company’s independent auditor in determining the amount of the Company’s consolidated net income or consolidated net loss, as the case may be, for any fiscal year. Notwithstanding the foregoing, (i) for purposes of determining whether the 2006 Guaranteed CNI has been achieved, any expense, charge or other deduction from the Company’s revenues relating to the warrants granted to the Purchasers in December 2006 shall be excluded from the calculation of the consolidated net income of the Company for purposes of this Section 4(a) even though the generally accepted accounting principles of the United States (“GAAP”) may require contrary treatment and (ii) for purposes of determining whether the 2006 Guaranteed CNI or the 2007 Guaranteed CNI have been achieved, the release of the Escrow Shares to the Stockholders as a result of the operation of this Section 4(a) shall not be deemed to be an expense, charge or other deduction from the Company’s revenues even though GAAP may require contrary treatment. If no Escrow Shares are to be transferred to the Purchasers pursuant to this Section 4 for Fiscal 2006 or Fiscal 2007, as the case may be, the Escrow Agent shall promptly deliver to each Stockholder one of the stock certificates received by the Escrow Agent from such Stockholder, together with one of the stock powers executed by such Stockholder in blank.”

Ex. 10.35 - 1

2. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Escrow Agreement, and all of the other terms and provisions of the Escrow Agreement remain in full force and effect.

3. From and after the date hereof, all references to the Escrow Agreement shall be deemed references to the Escrow Agreement, as the case may be, modified hereby.

4. Upon execution of this Amendment by the Company, the Stockholders and, pursuant to Section 13 of the Escrow Agreement, the Purchasers that were the original purchasers of at least a majority of the shares of the Company’s originally issued shares of Series A Preferred Stock, this Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be original, but all of which shall constitute one instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Ex. 10.35 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

ZHONGPIN INC.

By:	/s/ Xianfu Zhu
Name:	Xianfu Zhu
Title:	Chief Executive Officer

LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Escrow Agent

By:	/s/Boris Treyger
Name:	Boris Treygar
Title:	Assistant Vice President

STOCKHOLDERS:

/s/ Zhu Xianfu
ZHU, Xianfu

/s/ Ben Baoke
BEN, Boake

/s/ Liu Chaoyang
LIU, Chaoyang

/s/ Wang Qinghe
WANG, Qinghe

/s/ Si Shuichi
SI, Shuichi

/s/ Wang Juanjuan
WANG, Juanjuan

/s/ Lin Yousu
LIN, Yousu

WANG, Qian

WANG, Yunchun

Ex. 10.35 - 3

PURCHASERS:

ATLAS CAPITAL MASTER FUND LP

By:
	Name:	Robert H. Alpert
	Title:	Director

ATLAS CAPITAL (Q.P.), LP

By:
	Name:	Robert H. Alpert
	Title:	Director

ATLAS CAPITAL OFFSHORE EXEMPT FUND, LTD.

By:
	Name:	Robert H. Alpert
	Title:	Director

US SPECIAL OPPORTUNITIES TRUST PLC

By:	/s/ Russell Cleveland
	Name:	Russell Cleveland
	Title:	President

CORDILLERA FUND, LP

By:
	Name:	Stephen J. Carter
	Title:	General Partner

Ex. 10.35 - 4

CRESTVIEW CAPITAL MASTER LLC

By:
	Name:	John A. Schmidt
	Title:	Member

GRYPHON MASTER FUND, L.P.

By:	/s/ Warren W. Garden
	Name:	Warren W. Garden
	Title:	Authorized Agent

GSSF MASTER FUND, L.P.

By:	/s/ Warren W. Garden
	Name:	Warren W. Garden
	Title:	Authorized Agent

JAYHAWK CHINA FUND (CAYMAN), LTD.

By:	/s/ Michael D. Schmitz
	Name:	Michael D. Schmitz
	Title:	CFO of Investment Manager

PINNACLE CHINA FUND, L.P.

By:	/s/ Barry M. Kitt
Name: Barry M. Kitt
Title:Manager, Kitt China Management, L.L.C., the Manager of Pinnacle China Management, L.L.C., the General Partner of Pinnacle China Advisors, L.P., the General Partner of Pinnacle China Fund, L.P.

RENAISSANCE US GROWTH INVESTMENT TRUST PLC

By:	/s/ Russell Cleveland
	Name:	Russell Cleveland
	Title:	President

Ex. 10.35 - 5

MICHAEL ROSS

SANDOR CAPITAL MATER FUND, LP

By:	/s/ John S. Lemak
	Name:	John S. Lemak
	Title:	General Partner

SOUTHWELL PARTNERS, LP

By:	/w/ Wilson Jaeggli
	Name:	Wilson Jaeggli
	Title:	Managing Director

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:
	Name:	Austin W. Marxe
	Title:	General Partner

SPECIAL SITUATIONS FUND III QP, L.P.

By:
	Name:	Austin W. Marxe
	Title:	General Partner

SPECIAL SITUATIONS FUND III, L.P.

By:
	Name:	Austin W. Marxe
	Title:	General Partner

Ex. 10.35 - 6

SRB GREENWAY OFFSHORE OPERATING FUND, L.P.
By: SRB Management, L.P., General Partner
By: BC Advisors, LLC, General Partner

By:
	Name:	Steve Becker
	Title:	Member

SRB GREENWAY CAPITAL, L.P.
By: SRB Management, L.P., General Partner
By: BC Advisors, LLC, General Partner

By:
	Name:	Steve Becker
	Title:	Member

SRB GREENWAY CAPITAL (QP), L.P.
By: SRB Management, L.P., General Partner
By: BC Advisors, LLC, General Partner

By:
	Name:	Steve Becker
	Title:	Member

VISION OPPORTUNITY MASTER FUND, LTD.

By:
	Name:	Adam Benowitz
	Title:	Portfolio Manager

WESTPARK CAPITAL, L.P.

By:	/s/ Patrick J. Brosnahan
	Name:	Patrick J. Brosnahan
	Title:	General Partner

Ex. 10.35 - 7

WS OPPORTUNITY FUND INTERNATIONAL, LTD.
By: WS Venture Management, L.P., as agent and attorney-in-fact
By: WSV Management, L.L.C., General Partner

By:	/s/ Patrick Walker
	Name:	Patrick Walker
	Title:	Member

WS OPPORTUNITY FUND, L.P.
By: WS Venture Management, L.P., General Partner
By: WSV Management, L.L.C., General Partner

By:	/s/ Patrick Walker
	Name	Patrick Walker
	Title:	Member

WS OPPORTUNITY FUND (QP), L.P.
By: WS Venture Management, L.P., General Partner
By: WSV Management, L.L.C., General Partner

By	/s/ Patrick Walker
	Name:	Patrick Walker
	Title:	Member

Ex. 10.35 - 8